Exhibit 99.1

Netcapital Announces Alternative Trading System (ATS) Partnership with Templum Markets LLC

Powered by Templum Markets’ ATS, Netcapital plans to facilitate secondary trading and liquidity for funding portal participants and investors

BOSTON, MA – January 6, 2023 – Netcapital Inc. (Nasdaq: NCPL, NCPLW) (the “Company”), a digital private capital markets ecosystem, today announced a new partnership between Netcapital Systems LLC, a Utah limited liability company and wholly owned subsidiary of the Company, and Templum Markets LLC, operator of an Alternative Trading Systems (ATS) with approval in 53 U.S. States and Territories for the trading of unregistered or private securities.

Martin Kay, CEO of Netcapital Inc., commented, “We are excited to announce this partnership which we believe will bring numerous extended benefits to our funding portal investors and issuers. With direct access to Templum Markets’ ATS, Netcapital plans to offer investors who purchase stock through the Netcapital funding portal the ability to unlock liquidity through a structured, regulated alternative trading venue. We believe this represents a strong competitive advantage and a key differentiator for Netcapital within the digital private markets landscape.”

"We are delighted to partner with Netcapital to provide its issuers and investors access to a secondary market, thereby unlocking new liquidity options in historically illiquid securities," stated Christopher Pallotta, Founder, and CEO of Templum. “Our ATS enables investors to trade private securities through our integrated patent pending market technologies and robust regulatory approval set for secondary trading.”

About Templum

Templum Markets LLC. is a New York-based broker-dealer and Alternative Trading System (ATS) approved to trade unregistered private securities in 53 U.S. States and Territories and is a wholly owned subsidiary of Templum, Inc., an award-winning trading technology company. Templum is paving the way for investors to participate in new asset classes through integrated patent pending market technologies and APIs for primary issuance and secondary trading. Templum's combined solution provides liquidity and distribution in private markets by enabling a continuous trading experience for investors rather than the manual processes currently in place. In doing so, Templum delivers custom trading solutions to power marketplaces. For more information, visit www.templuminc.com.

About Netcapital Inc.

Netcapital Inc. is a fintech company with a scalable technology platform that allows private companies to raise capital online and provides private equity investment opportunities to investors. The company's consulting group, Netcapital Advisors, provides marketing and strategic advice and takes equity positions in select companies with disruptive technologies. The Netcapital funding portal is registered with the U.S. Securities & Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA), a registered national securities association.

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Contact

800-460-0815

ir@netcapital.com

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